Business Combinations (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
Schedule of fair value of the identifiable assets and liabilities
Fair value
USD in thousands

Cash	$14
Other accounts receivable	45
Property and equipment, net	2,192
Customer relationships, net	307
2,558

Trade payables	(445)
Other accounts payable	(42)
Related Parties	(206)
Deferred taxes liability, net	(60)
(753)

Net identifiable assets	1,805
Non-controlling interests	(318)
Goodwill arising on acquisition	160

Total purchase cost	$1,647

Schedule of cash outflow/inflow on the acquisition date
USD in thousands

Cash paid	$1,647
Cash acquired with THR at the Acquisition Date	(14)

Net cash	$1,633